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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of Earliest Event Reported) May 18, 2000
                                                         ------------

                          INDIAN VILLAGE BANCORP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

       Pennsylvania                   0-25971                  34-1891199
       ------------                   -------                  ----------
(State or other Jurisdiction of     (Commission               (IRS Employer
Incorporation or Organization)      File Number)            Identification No.)

                    100 South Walnut Street, Gnadenhutten, Ohio 44629
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                   (Address of Principal Executive Offices) (Zip Code)

                                      (740) 254-4313
                                      --------------
                  (Registrant's Telephone Number, including Area Code)

                                     Not Applicable
                                     --------------
              (Former Name or Former Address, If Changed Since Last Report)









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ITEM 8.  CHANGE IN FISCAL YEAR

       On May 18, 2000, the Board of Directors of Indian Village Bancorp, Inc. ("Corporation") changed the fiscal year end of the Corporation from December 31 to June 30, effective June 30, 2000. A transition report on Form 10-KSB covering the transition period from January 1, 2000 through June 30, 2000 will be filed by September 28, 2000.






















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                                       SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          INDIAN VILLAGE BANCORP, INC.



Dated:  May 18, 2000             By: /s/ Marty R. Lindon
                                     --------------------------------------
                                     Marty R. Lindon
                                     President and Chief Executive Officer